UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 26, 2006

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 27, 2006, Sterling Financial Corporation (the "Corporation") announced the completion of its strategy to implement changes in its insurance segment to more closely align it with the Corporation's relationship management model. The changes resulted in the divestiture of three related lines of business associated with the insurance segment. On December 26, 2006, the Corporation entered into a definitive agreement to sell Corporate Healthcare Strategies, LLC ("CHS") and Professional Services Group to David K. Stoudt, CHS's current president. On December 27, 2006, the Corporation entered into a definitive agreement to sell certain insurance assets of its property and casualty insurance agency, Lancaster Insurance Group, LLC to Murray Insurance Associates, Inc.

As previously disclosed in the Corporation's quarterly report on Form 10-Q for the quarter ended September 30, 2006, the Corporation determined to evaluate all strategic options for the Corporation's insurance segment, including a possible sale of the Corporation's insurance operations. The Corporation determined to sell these lines of business because it was unable to achieve a level of revenue from operations that was in line with the Corporation's expectations. The press release announcing these divestitures is attached as Exhibit 99.1 and is incorporated herein by reference.

The Corporation expects the transactions to be completed by December 31, 2006. As a result of the sale of CHS and the assets of LIG, the Corporation expects to account for this business segment as discontinued operations.

The Corporation sold these businesses for approximately book value as reflected in the Corporation's financial statements as disclosed in the Corporation's Form 10-Q for the third quarter ended September 30, 2006. Further, the Corporation, in good faith, estimates the costs associated with the sale of the insurance operations, to range pre-tax from $500,000 to $575,000 (which includes employment related costs, legal and accounting fees). Management does not expect that the transactions will result in any material future cash expenditures nor does Management expect these transactions to have a material impact on the Corporation's future financial results.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibits are filed as part of this report:

99.1 - Sterling Financial Corporation Press Release dated December 27, 2006

Forward-Looking Statements

This Current Report on Form 8-K contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future operations, products, services, revenues, expenses, profit margins, earnings or other performance measures. Factors that could affect the matters discussed in forward-looking statements are included in the Corporation's periodic reports filed with the Securities and Exchange Commission, including the "Risk Factors" section of the Corporation's most recent annual report on Form 10-K.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

December 27, 2006	By:	J. Bradley Scovill

Name: J. Bradley Scovill
Title: Chief Revenue Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Sterling Financial Corporation press release dated December 27, 2006